Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
June 30, 2001



        Expected B Maturity                                         3/15/12


        Blended Coupon                                              4.2135%



        Excess Protection Level
          3 Month Average   7.41%
          June, 2001   6.96%
          May, 2001   7.71%
          April, 2001   7.56%


        Cash Yield                                  18.98%


        Investor Charge Offs                         5.67%


        Base Rate                                    6.35%


        Over 30 Day Delinquency                      4.78%


        Seller's Interest                            8.00%


        Total Payment Rate                          14.15%


        Total Principal Balance                     $57,876,901,808.74


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,631,211,247.25